Statistical Supplement

First Quarter 2025

Lincoln Financial

Notes ...
1-3
Credit Ratings ...	4
Consolidated
Consolidated Statements of Income (Loss) ................................................................................................................................................................................................	5

Consolidated Balance Sheets ...
6-7
Earnings, Shares and Return on Equity ...	8
Key Stakeholder Metrics ...	9
Select Earnings Drivers By Segment ...	10
Sales By Segment ...	11
Operating Revenues and General and Administrative Expenses By Segment and Other Operations......................................................................................................	12
Operating Commissions and Other Expenses .............................................................................................................................................................................................	13
Select Earnings and Operational Data from Business Segments and Other Operations
Annuities ...	14
Life Insurance ...	15
Group Protection ...	16
Retirement Plan Services ...	17
Other Operations ...	18
DAC and Account Balance Roll Forwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards ..............................................................................................................................................................................	19
Account Balance Roll Forwards:

Annuities ...
20-21
Life Insurance ...	22
Retirement Plan Services ...	23
Investment Information
Fixed-Income Asset Class ...	24
Fixed-Income Credit Quality ...	25
GAAP to Non-GAAP Reconciliations

Select GAAP to Non-GAAP Reconciliations .................................................................................................................................................................................................
26-29

Lincoln Financial
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 26.

Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income excluding the effects of the following items, as applicable:
• Items related to annuity product features, which include changes in market risk benefits (“MRBs”), including gains and losses and benefit payments (“MRB-related impacts”), changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
• Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
• Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
• Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
• Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
• Income (loss) from discontinued operations.

• Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; mark-to-market adjustment related to the LNC stock component of our deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
• Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.

Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends.

Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the effects of the following items, as applicable:
• Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity and indexed universal life insurance contracts and the associated index options we hold to hedge them (“revenue adjustments from annuity and life insurance product features”);
• Credit loss-related adjustments;
• Investment gains (losses);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance; and
• Gains (losses) on other non-financial assets.

Lincoln Financial
Notes

Non-GAAP Performance Measures, Continued
Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of adjusted operating revenues and adjusted income (loss)
from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding accumulated other comprehensive income (loss) (“AOCI”) and preferred stock is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Adjusted Stockholders’ Equity
Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, MRB-related impacts, GLB and GDB hedge instruments gains (losses) and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”).
Management believes this metric is useful to investors because it eliminates the effect of market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Book Value per Share, Excluding AOCI
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Book Value per Share
Adjusted book value per share is calculated by dividing adjusted stockholders’ equity by common shares outstanding. We provide adjusted book value per share to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes adjusted book value per share is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity.
Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Lincoln Financial
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• We exclude deferred units of LNC stock that are antidilutive from our diluted net income (loss) earnings per share calculation. In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE metrics on page 2 for further information on how these metrics are calculated. Management evaluates consolidated
ROE by both including and excluding the effect of average goodwill.

Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items.
Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.

Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), IUL, VUL – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL) and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.

Statistical Supplement is Dated
This document is dated May 8, 2025, and has not been updated since that date. Lincoln Financial does not intend to update this document.

Lincoln Financial
Credit Ratings

Ratings as of May 8, 2025
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa2	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A2	A+
First Penn-Pacific Life Insurance Company	A	A+	A2	A-
Lincoln Life & Annuity Company of New York	A	A+	A2	A+

Investor Inquiries May Be Directed To:
Tina Madon, Senior Vice President,
Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Lincoln Financial
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Revenues
Insurance premiums	$1,601	$1,625	$1,614	$1,586	$1,676	4.7%
Fee income	1,324	1,339	1,352	1,387	1,365	3.1%
Net investment income	1,346	1,332	1,411	1,435	1,457	8.2%
Realized gain (loss)	(434)	663	(431)	470	11	102.5%
Other revenues	279	194	165	185	182	-34.8%
Total revenues	4,116	5,153	4,111	5,063	4,691	14.0%

Expenses
Benefits	2,003	2,008	1,937	1,970	2,068	3.2%
Interest credited	822	853	880	888	890	8.3%
Market risk benefit (gain) loss	(1,907)	(136)	657	(1,291)	1,293	167.8%
Policyholder liability remeasurement (gain) loss	(12)	(105)	(50)	(23)	(59)	NM
Commissions and other expenses	1,601	1,351	1,304	1,336	1,368	-14.6%
Interest and debt expense	81	86	86	83	80	-1.2%
Total expenses	2,588	4,057	4,814	2,963	5,640	117.9%
Income (loss) before taxes	1,528	1,096	(703)	2,100	(949)	NM
Federal income tax expense (benefit)	306	201	(175)	414	(227)	NM
Net income (loss)	1,222	895	(528)	1,686	(722)	NM
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)	0.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	3	—	—	—	—	-100.0%
Net income (loss) available to common
stockholders – diluted	$1,191	$884	$(562)	$1,675	$(756)	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$6.93	$5.11	$(3.29)	$9.63	$(4.41)	NM

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$68,533	$67,313	$70,234	$66,450	$66,885	-2.4%
U.S. government bonds	391	389	398	391	538	37.6%
State and municipal bonds	2,743	2,564	2,567	2,371	2,350	-14.3%
Foreign government bonds	263	260	252	237	239	-9.1%
Residential mortgage-backed securities	1,760	1,795	1,882	1,863	1,941	10.3%
Commercial mortgage-backed securities	1,484	1,542	1,643	1,665	1,830	23.3%
Asset-backed securities	12,349	13,072	13,444	13,880	14,241	15.3%
Hybrid and redeemable preferred securities	241	239	262	254	273	13.3%
Total fixed maturity AFS securities, net of allowance for credit losses	87,764	87,174	90,682	87,111	88,297	0.6%
Trading securities	2,227	2,201	2,206	2,025	1,984	-10.9%
Equity securities	319	295	293	294	345	8.2%
Mortgage loans on real estate, net of allowance for credit losses	19,266	20,152	20,856	21,083	21,558	11.9%
Policy loans	2,476	2,513	2,510	2,476	2,529	2.1%
Derivative investments	8,394	8,608	9,522	9,677	7,849	-6.5%
Other investments	5,256	5,652	5,743	6,588	6,653	26.6%
Total investments	125,702	126,595	131,812	129,254	129,215	2.8%
Cash and invested cash	4,122	5,475	6,013	5,801	4,284	3.9%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,405	12,435	12,475	12,537	12,563	1.3%
Reinsurance recoverables, net of allowance for credit losses	29,461	29,126	29,233	28,750	28,580	-3.0%
Deposit assets, net of allowance for credit losses	29,355	30,330	30,938	30,776	31,048	5.8%
Market risk benefit assets	4,878	4,754	4,565	4,860	4,157	-14.8%
Accrued investment income	1,127	1,135	1,160	1,108	1,134	0.6%
Goodwill	1,144	1,144	1,144	1,144	1,144	0.0%
Other assets	8,962	8,340	8,017	8,163	8,267	-7.8%
Separate account assets	166,225	165,199	171,483	168,438	162,506	-2.2%
Total assets	$383,381	$384,533	$396,840	$390,831	$382,898	-0.1%

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$122,300	$124,113	$125,968	$126,197	$125,262	2.4%
Future contract benefits	38,848	38,560	41,169	39,807	40,665	4.7%
Funds withheld reinsurance liabilities	17,486	17,044	17,595	16,907	16,838	-3.7%
Market risk benefit liabilities	1,266	1,275	1,272	1,046	1,306	3.2%
Deferred front-end loads	6,099	6,306	6,517	6,730	6,910	13.3%
Payables for collateral on investments	10,117	11,114	10,570	10,020	8,282	-18.1%
Short-term debt	503	450	300	300	—	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 9 for details)	867	867	867	868	868	0.1%
Financial	4,859	4,849	5,030	4,988	5,000	2.9%
Other liabilities	7,265	6,807	7,056	7,261	7,068	-2.7%
Separate account liabilities	166,225	165,199	171,483	168,438	162,506	-2.2%
Total liabilities	375,835	376,584	387,827	382,562	374,705	-0.3%

Stockholders’ Equity
Preferred stock	986	986	986	986	986	0.0%
Common stock	4,624	4,641	4,660	4,674	4,703	1.7%
Retained earnings	5,887	6,691	6,049	7,645	6,810	15.7%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(4,940)	(5,253)	(3,565)	(5,601)	(5,078)	-2.8%
Market risk benefit non-performance risk gain (loss)	606	409	781	146	464	-23.4%
Policyholder liability discount rate remeasurement gain (loss)	703	795	422	744	633	-10.0%
Foreign currency translation adjustment	(27)	(27)	(18)	(29)	(24)	11.1%
Funded status of employee benefit plans	(293)	(293)	(302)	(296)	(301)	-2.7%
Total accumulated other comprehensive income (loss)	(3,951)	(4,369)	(2,682)	(5,036)	(4,306)	-9.0%
Total stockholders’ equity	7,546	7,949	9,013	8,269	8,193	8.6%
Total liabilities and stockholders’ equity	$383,381	$384,533	$396,840	$390,831	$382,898	-0.1%

Lincoln Financial
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Income (Loss)
Net income (loss)	$1,222	$895	$(528)	$1,686	$(722)	NM
Pre-tax adjusted income (loss) from operations	291	389	461	400	362	24.4%
After-tax adjusted income (loss) from operations (1)	244	335	392	343	314	28.7%
Adjusted operating tax rate	16.1%	13.7%	15.0%	14.1%	13.3%
Adjusted income (loss) from operations available to
common stockholders	210	324	358	332	280	33.3%

ROE
Net income (loss) ROE	67.7%	46.2%	-24.9%	78.1%	-35.1%
Adjusted income (loss) from operations available to common
stockholders, excluding AOCI and preferred stock ROE	8.4%	11.9%	13.0%	11.5%	9.4%
Adjusted income (loss) from operations ROE	7.6%	11.4%	12.1%	10.9%	9.0%

Per Common Share
Net income (loss) (diluted)	$6.93	$5.11	$(3.29)	$9.63	$(4.41)	NM
Adjusted income (loss) from operations (diluted) (2)	1.22	1.87	2.06	1.91	1.60	31.1%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%

Book Value Per Common Share
Book value per share	$38.46	$40.78	$46.97	$42.60	$41.96	9.1%
Book value per share, excluding AOCI (3)	61.63	66.37	62.67	72.06	67.04	8.8%
Adjusted book value per share (3)	65.01	68.51	70.04	72.34	73.19	12.6%

Common Shares
End-of-period – basic	170.5	170.7	170.9	171.0	171.7	0.7%
Average for the period – basic	170.0	170.6	170.8	170.9	171.3	0.8%
End-of-period – diluted	172.4	173.4	173.6	174.1	175.3	1.7%
Average for the period – diluted	171.8	172.9	173.6	174.0	174.7	1.7%

(1) See reconciliation to net income (loss) on page 26.
(2) See reconciliation to earnings (loss) per common share – diluted on page 28.
(3) See reconciliation to stockholders’ equity and book value per common share on page 29.

Lincoln Financial
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Cash Returned to Common Stockholders – Common Dividends	$76	$77	$77	$77	$77	1.3%

Cash Returned to Preferred Stockholders – Preferred Dividends	$34	$11	$34	$11	$34	0.0%

Leverage Ratio
Short-term debt	$503	$450	$300	$300	$—	-100.0%
Long-term debt	5,726	5,716	5,897	5,856	5,868	2.5%
Total debt	6,229	6,166	6,197	6,156	5,868	-5.8%
Preferred stock	986	986	986	986	986	0.0%
Total debt and preferred stock	7,215	7,152	7,183	7,142	6,854	-5.0%
Less:
Operating debt (1)	867	867	867	868	868	0.1%
Pre-funding of upcoming debt maturities	300	300	300	300	—	-100.0%
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	493	493	493	493	493	0.0%
Carrying value of fair value hedges and other items	133	123	153	111	122	-8.3%
Total numerator	$5,120	$5,067	$5,068	$5,068	$5,069	-1.0%
Adjusted stockholders’ equity (2)	$11,087	$11,698	$11,967	$12,367	$12,569	13.4%
Add:
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	493	493	493	493	493	0.0%
Total numerator	5,120	5,067	5,068	5,068	5,069	-1.0%
Total denominator	$17,002	$17,560	$17,830	$18,230	$18,433	8.4%

Leverage ratio	30.1%	28.9%	28.4%	27.8%	27.5%

Holding Company Available Liquidity (3)	$766	$763	$759	$763	$466	-39.2%

(1) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(2) See reconciliation to stockholders’ equity on page 29.
(3) Includes pre-funding of upcoming debt maturities.

Lincoln Financial
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Annuities
Operating revenues	$1,269	$1,209	$1,195	$1,223	$1,198	-5.6%
Deposits	2,849	3,823	3,383	3,692	3,799	33.3%
Net flows	(1,993)	(954)	(1,637)	(1,891)	(1,676)	15.9%
Average account balances, net of reinsurance	155,291	158,370	161,680	165,424	163,688	5.4%
Alternative investment income (1)	2	1	4	4	2	0.0%

Life Insurance
Operating revenues	$1,541	$1,511	$1,589	$1,608	$1,587	3.0%
Deposits	1,208	1,230	1,262	1,402	1,218	0.8%
Net flows	741	751	738	930	569	-23.2%
Average account balances, net of reinsurance	42,280	43,230	44,055	44,746	44,390	5.0%
Average in-force face amount	1,087,405	1,085,383	1,083,176	1,080,074	1,074,858	-1.2%
Alternative investment income (1)	74	32	92	96	70	-5.4%

Group Protection
Operating revenues	$1,425	$1,441	$1,432	$1,418	$1,521	6.7%
Insurance premiums	1,285	1,298	1,288	1,274	1,371	6.7%
Alternative investment income (1)	1	1	1	2	1	0.0%

Retirement Plan Services
Operating revenues	$322	$327	$335	$337	$327	1.6%
Deposits	3,802	3,282	4,180	3,473	4,115	8.2%
Net flows	391	(197)	651	(732)	(2,184)	NM
Average account balances	103,240	106,374	110,550	113,711	113,075	9.5%
Alternative investment income (1)	1	1	2	2	2	100.0%

Consolidated
Adjusted operating revenues (2)	$4,584	$4,527	$4,603	$4,628	$4,685	2.2%
Deposits	7,859	8,335	8,825	8,567	9,132	16.2%
Net flows	(861)	(400)	(248)	(1,693)	(3,291)	NM
Average account balances, net of reinsurance	300,811	307,974	316,285	323,881	321,153	6.8%
Alternative investment income (1)	78	36	100	105	75	-3.8%

(1) Excludes alternative investment income on investments supporting our modified coinsurance and coinsurance with funds withheld agreements as we have a limited economic interest in the investments.
(2) See reconciliation to total revenues on page 27.

Lincoln Financial
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Sales
Annuities:
RILA	$942	$1,096	$1,203	$1,285	$1,292	37.2%
Fixed	971	1,667	1,009	560	863	-11.1%
Traditional variable with GLBs	546	634	691	1,243	1,099	101.3%
Traditional variable without GLBs	388	420	472	601	535	37.9%
Total Annuities	$2,847	$3,817	$3,375	$3,689	$3,789	33.1%

Life Insurance:
IUL/UL	$18	$25	$32	$26	$24	33.3%
MoneyGuard®	24	34	35	35	28	16.7%
VUL	23	19	22	21	15	-34.8%
Term	19	18	15	13	13	-31.6%
Executive Benefits	7	9	18	24	17	142.9%
Total Life Insurance	$91	$105	$122	$119	$97	6.6%

Group Protection:
Life	$85	$81	$42	$184	$101	18.8%
Disability	51	74	36	253	48	-5.9%
Dental	8	6	6	30	8	0.0%
Total Group Protection	$144	$161	$84	$467	$157	9.0%

Percent employee-paid	70.4%	50.0%	52.8%	34.3%	72.3%

Retirement Plan Services:
First-year sales	$1,127	$821	$1,652	$1,273	$1,104	-2.0%
Recurring deposits	2,675	2,461	2,528	2,200	3,011	12.6%
Total Retirement Plan Services	$3,802	$3,282	$4,180	$3,473	$4,115	8.2%

Lincoln Financial
Operating Revenues and General and Administrative Expenses By Segment and Other Operations
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Operating Revenues
Annuities	$1,269	$1,209	$1,195	$1,223	$1,198	-5.6%
Life Insurance	1,541	1,511	1,589	1,608	1,587	3.0%
Group Protection	1,425	1,441	1,432	1,418	1,521	6.7%
Retirement Plan Services	322	327	335	337	327	1.6%
Other Operations	27	39	52	42	52	92.6%
Total adjusted operating revenues	$4,584	$4,527	$4,603	$4,628	$4,685	2.2%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$134	$112	$103	$112	$108	-19.4%
Life Insurance	130	125	126	129	119	-8.5%
Group Protection	187	193	195	195	202	8.0%
Retirement Plan Services	81	80	81	82	81	0.0%
Other Operations	57	64	67	70	65	14.0%
Total	$589	$574	$572	$588	$575	-2.4%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.6%	9.3%	8.6%	9.2%	9.0%
Life Insurance	8.5%	8.3%	7.9%	8.0%	7.5%
Group Protection	13.1%	13.4%	13.6%	13.8%	13.3%
Retirement Plan Services	25.3%	24.4%	24.3%	24.3%	24.9%
Total	12.8%	12.7%	12.4%	12.7%	12.3%

Lincoln Financial
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$640	$638	$632	$650	$629	-1.7%
Commissions	639	561	546	575	558	-12.7%
Taxes, licenses and fees	92	76	80	75	98	6.5%
Interest and debt expense	81	86	86	83	80	-1.2%
Expenses associated with reserve financing
and letters of credit	30	28	32	36	32	6.7%
Total adjusted operating commissions and
other expenses incurred	1,482	1,389	1,376	1,419	1,397	-5.7%

Less Amounts Capitalized
General and administrative expenses	(51)	(64)	(60)	(62)	(54)	-5.9%
Commissions	(205)	(224)	(236)	(263)	(238)	-16.1%
Taxes, licenses and fees	(9)	(7)	(8)	(7)	(9)	0.0%
Total amounts capitalized	(265)	(295)	(304)	(332)	(301)	-13.6%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,217	1,094	1,072	1,087	1,096	-9.9%

Amortization
Amortization of DAC, VOBA and other intangibles (1)	271	274	299	302	309	14.0%
Total operating commissions and
other expenses (1)	$1,488	$1,368	$1,371	$1,389	$1,405	-5.6%

(1) Effective in the third quarter of 2024, we collapsed the amortization of deferred gain (loss) on business sold through reinsurance line item, reclassifying the deferred gain amortization to other revenues and presenting the amortization of deferred loss within operating expenses. For prior periods, the amortization of deferred gain (loss)
on business sold through reinsurance is presented on a net basis within other revenues.

Lincoln Financial
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$26	$34	$38	$29	$21	-19.2%
Fee income (1)	580	587	601	612	591	1.9%
Net investment income	420	435	442	462	466	11.0%
Other revenues	243	153	114	120	120	-50.6%
Total operating revenues	1,269	1,209	1,195	1,223	1,198	-5.6%
Operating expenses:
Benefits	27	38	38	40	29	7.4%
Interest credited	354	377	399	407	419	18.4%
Policyholder liability remeasurement (gain) loss	—	2	—	—	(1)	NM
Commissions incurred	254	269	285	307	298	17.3%
Other expenses incurred	309	180	136	157	145	-53.1%
Amounts capitalized	(98)	(115)	(129)	(155)	(147)	-50.0%
Amortization	106	107	107	108	115	8.5%
Total operating expenses	952	858	836	864	858	-9.9%
Income (loss) from operations before taxes	317	351	359	359	340	7.3%
Federal income tax expense (benefit)	58	54	58	56	50	-13.8%
Income (loss) from operations	$259	$297	$301	$303	$290	12.0%

Effective Federal Income Tax Rate	18.5%	15.4%	16.3%	15.7%	14.7%

Return on Average Account Balances, Net of
Reinsurance (bps)	67	75	74	73	71	4

Account Balances, Net of Reinsurance –
End-of-Period
RILA account balances	$30,100	$31,633	$33,245	$34,310	$33,527	11.4%
Fixed account balances	10,214	10,251	10,349	10,352	10,415	2.0%
Traditional variable account balances with GLBs	71,822	70,664	72,664	70,756	67,101	-6.6%
Traditional variable account balances without GLBs	47,657	47,321	48,899	48,193	47,371	-0.6%
Total account balances	$159,793	$159,869	$165,157	$163,611	$158,414	-0.9%
Percent traditional variable account balances with GLBs	44.9%	44.2%	44.0%	43.2%	42.4%

Fee Income, Gross of Hedge Allowance	$780	$787	$802	$811	$790	1.3%
Net Investment Income, Net of Reinsurance (2)	390	403	412	438	443	13.6%
Interest Credited, Net of Reinsurance (2)	245	254	270	282	290	18.4%

(1) Fee income is reported net of the hedge allowance, which represents fees allocated to net annuity product features to support the cost of hedging.
(2) Net investment income and interest credited are both reported gross of reinsurance. Reinsurance impacts are settled through other revenues.

Lincoln Financial
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$288	$293	$286	$283	$283	-1.7%
Fee income	672	677	672	694	698	3.9%
Net investment income	581	533	597	593	571	-1.7%
Operating realized gain (loss)	(2)	(2)	(2)	(2)	(2)	0.0%
Other revenues (1)	2	10	36	40	37	NM
Total operating revenues	1,541	1,511	1,589	1,608	1,587	3.0%
Operating expenses:
Benefits	928	948	895	961	994	7.1%
Interest credited	294	299	302	300	287	-2.4%
Policyholder liability remeasurement (gain) loss	59	16	42	45	8	-86.4%
Commissions incurred	113	113	120	115	99	-12.4%
Other expenses incurred	204	193	198	198	194	-4.9%
Amounts capitalized	(133)	(133)	(140)	(137)	(115)	13.5%
Amortization of DAC and VOBA	126	126	127	128	128	1.6%
Amortization of deferred loss on business
sold through reinsurance (1)	—	—	24	24	24	NM
Total operating expenses	1,591	1,562	1,568	1,634	1,619	1.8%
Income (loss) from operations before taxes	(50)	(51)	21	(26)	(32)	36.0%
Federal income tax expense (benefit)	(15)	(16)	(1)	(11)	(16)	-6.7%
Income (loss) from operations	$(35)	$(35)	$22	$(15)	$(16)	54.3%

Effective Federal Income Tax Rate	29.7%	31.2%	NM	41.2%	47.9%

Average Account Balances, Net of Reinsurance	$42,280	$43,230	$44,055	$44,746	$44,390	5.0%

In-Force Face Amount
UL and other	$365,507	$365,030	$364,766	$363,950	$361,480	-1.1%
Term insurance	720,745	719,485	717,071	714,362	709,924	-1.5%
Total in-force face amount	$1,086,252	$1,084,515	$1,081,837	$1,078,312	$1,071,404	-1.4%

(1) Effective in the third quarter of 2024, we collapsed the amortization of deferred gain (loss) on business sold through reinsurance line item, reclassifying the deferred gain amortization to other revenues and presenting the amortization of deferred loss within operating expenses. For prior periods, the amortization of deferred gain (loss)
on business sold through reinsurance is presented on a net basis within other revenues.

Lincoln Financial
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,285	$1,298	$1,288	$1,274	$1,371	6.7%
Net investment income	85	88	87	87	89	4.7%
Other revenues	55	55	57	57	61	10.9%
Total operating revenues	1,425	1,441	1,432	1,418	1,521	6.7%
Operating expenses:
Benefits	1,030	1,032	1,007	970	1,064	3.3%
Interest credited	1	1	1	3	—	-100.0%
Policyholder liability remeasurement (gain) loss	(67)	(124)	(88)	(68)	(70)	-4.5%
Commissions incurred	109	113	114	125	133	22.0%
Other expenses incurred	246	260	255	249	261	6.1%
Amounts capitalized	(29)	(42)	(30)	(34)	(32)	-10.3%
Amortization	34	36	36	37	37	8.8%
Total operating expenses	1,324	1,276	1,295	1,282	1,393	5.2%
Income (loss) from operations before taxes	101	165	137	136	128	26.7%
Federal income tax expense (benefit)	21	35	28	29	27	28.6%
Income (loss) from operations	$80	$130	$109	$107	$101	26.3%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%

Operating Margin (1)	6.2%	10.0%	8.4%	8.4%	7.4%

Loss Ratios by Product Line
Life	76.1%	75.6%	68.1%	64.7%	75.2%
Disability	74.2%	65.9%	73.2%	75.0%	70.1%
Dental	76.5%	78.9%	79.0%	73.3%	79.0%
Total	75.0%	70.1%	71.4%	71.0%	72.4%

(1) Operating margin is calculated by dividing income (loss) from operations by insurance premiums.

Lincoln Financial
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$70	$72	$74	$76	$72	2.9%
Net investment income	244	247	253	253	251	2.9%
Other revenues	8	8	8	8	4	-50.0%
Total operating revenues	322	327	335	337	327	1.6%
Operating expenses:
Interest credited	166	168	170	172	170	2.4%
Commissions incurred	23	26	28	27	27	17.4%
Other expenses incurred	92	87	88	90	91	-1.1%
Amounts capitalized	(5)	(5)	(5)	(6)	(4)	20.0%
Amortization	5	5	5	5	5	0.0%
Total operating expenses	281	281	286	288	289	2.8%
Income (loss) from operations before taxes	41	46	49	49	38	-7.3%
Federal income tax expense (benefit)	5	6	5	6	4	-20.0%
Income (loss) from operations	$36	$40	$44	$43	$34	-5.6%

Effective Federal Income Tax Rate	12.9%	13.2%	10.0%	13.5%	11.8%

Return on Average Account Balances (bps)	14	15	16	15	12	(2)

Net Flows by Market
Small Market	$(32)	$43	$11	$(34)	$(79)	NM
Mid - Large Market	847	206	1,069	(178)	(1,732)	NM
Multi-Fund® and Other	(424)	(446)	(429)	(520)	(373)	12.0%

Net Flows – Trailing Twelve Months	$(12)	$(410)	$513	$112	$(2,462)	NM

Base Spreads, Excluding Variable
Investment Income (1)	1.02%	1.03%	1.05%	1.01%	1.03%	1

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums.

Lincoln Financial
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Other Operations
Operating revenues:
Insurance premiums	$2	$1	$1	$—	$—	-100.0%
Net investment income	16	27	34	33	41	156.3%
Other revenues	9	11	17	9	11	22.2%
Total operating revenues	27	39	52	42	52	92.6%
Operating expenses:
Benefits	6	4	(3)	2	5	-16.7%
Interest credited	9	8	8	7	13	44.4%
Policyholder liability remeasurement (gain) loss	(1)	1	—	—	—	100.0%
Other expenses incurred	51	62	66	68	66	29.4%
Interest and debt expense	81	86	86	83	80	-1.2%
Total operating expenses	146	161	157	160	164	12.3%
Income (loss) from operations before taxes	(119)	(122)	(105)	(118)	(112)	5.9%
Federal income tax expense (benefit)	(23)	(25)	(21)	(23)	(17)	26.1%
Income (loss) from operations	$(96)	$(97)	$(84)	$(95)	$(95)	1.0%

Lincoln Financial
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$12,397	$12,405	$12,435	$12,475	$12,537	1.1%
Deferrals	274	299	309	334	304	10.9%
Operating amortization	(266)	(269)	(269)	(272)	(278)	-4.5%
Balance as of end-of-period	$12,405	$12,435	$12,475	$12,537	$12,563	1.3%

DFEL
Balance as of beginning-of-period	$5,901	$6,099	$6,306	$6,517	$6,730	14.0%
Deferrals	272	284	289	295	284	4.4%
Operating amortization	(74)	(77)	(78)	(82)	(104)	-40.5%
Balance as of end-of-period	$6,099	$6,306	$6,517	$6,730	$6,910	13.3%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$4,981	$4,842	$4,707	$4,588	$4,466	-10.3%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Traditional Variable Annuities
Balance as of beginning-of-period	$114,963	$119,485	$117,990	$121,568	$118,954	3.5%
Gross deposits	934	1,054	1,163	1,844	1,634	74.9%
Full surrenders and deaths	(2,142)	(2,303)	(2,382)	(2,185)	(2,165)	-1.1%
Other contract benefits	(1,133)	(1,130)	(1,172)	(1,503)	(1,513)	-33.5%
Net flows	(2,341)	(2,379)	(2,391)	(1,844)	(2,044)	12.7%
Policyholder assessments	(644)	(650)	(666)	(666)	(652)	-1.2%
Change in market value and reinvestment	7,507	1,534	6,635	(104)	(1,781)	NM
Balance as of end-of-period, gross	119,485	117,990	121,568	118,954	114,477	-4.2%
Account balances reinsured	(6)	(5)	(5)	(5)	(5)	16.7%
Balance as of end-of-period, net	$119,479	$117,985	$121,563	$118,949	$114,472	-4.2%

RILA
Balance as of beginning-of-period	$27,533	$30,100	$31,633	$33,245	$34,310	24.6%
Gross deposits	942	1,096	1,203	1,285	1,292	37.2%
Full surrenders and deaths	(115)	(138)	(326)	(671)	(721)	NM
Other contract benefits	(42)	(14)	(18)	(120)	(129)	NM
Net flows	785	944	859	494	442	-43.7%
Policyholder assessments	(3)	(3)	(3)	(4)	(5)	-66.7%
Change in market value and reinvestment	247	288	325	375	346	40.1%
Change in fair value of embedded derivative instruments and other	1,538	304	431	200	(1,566)	NM
Balance as of end-of-period, gross	$30,100	$31,633	$33,245	$34,310	$33,527	11.4%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Fixed Annuities
Balance as of beginning-of-period	$25,355	$25,162	$25,837	$26,359	$25,963	2.4%
Gross deposits	973	1,673	1,017	563	873	-10.3%
Full surrenders and deaths	(1,213)	(1,020)	(949)	(873)	(743)	38.7%
Other contract benefits	(197)	(172)	(173)	(231)	(204)	-3.6%
Net flows	(437)	481	(105)	(541)	(74)	83.1%
Policyholder assessments	(17)	(14)	(14)	(16)	(15)	11.8%
Reinvested interest credited	183	199	211	209	210	14.8%
Change in fair value of embedded derivative instruments
and other	78	9	430	(48)	(45)	NM
Balance as of end-of-period, gross	25,162	25,837	26,359	25,963	26,039	3.5%
Account balances reinsured	(14,948)	(15,586)	(16,010)	(15,611)	(15,624)	-4.5%
Balance as of end-of-period, net	$10,214	$10,251	$10,349	$10,352	$10,415	2.0%

Total
Balance as of beginning-of-period	$167,851	$174,747	$175,460	$181,172	$179,227	6.8%
Gross deposits	2,849	3,823	3,383	3,692	3,799	33.3%
Full surrenders and deaths	(3,470)	(3,461)	(3,657)	(3,729)	(3,629)	-4.6%
Other contract benefits	(1,372)	(1,316)	(1,363)	(1,854)	(1,846)	-34.5%
Net flows	(1,993)	(954)	(1,637)	(1,891)	(1,676)	15.9%
Policyholder assessments	(664)	(667)	(683)	(686)	(672)	-1.2%
Change in market value, reinvestment and interest credited	7,937	2,021	7,171	480	(1,225)	NM
Change in fair value of embedded derivative instruments
and other	1,616	313	861	152	(1,611)	NM
Balance as of end-of-period, gross	174,747	175,460	181,172	179,227	174,043	-0.4%
Account balances reinsured	(14,954)	(15,591)	(16,015)	(15,616)	(15,629)	-4.5%
Balance as of end-of-period, net	$159,793	$159,869	$165,157	$163,611	$158,414	-0.9%

Lincoln Financial
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
General Account
Balance as of beginning-of-period	$37,180	$37,006	$36,848	$36,692	$36,599	-1.6%
Gross deposits	850	893	899	977	865	1.8%
Withdrawals and deaths	(364)	(389)	(369)	(342)	(445)	-22.3%
Net flows	486	504	530	635	420	-13.6%
Transfers between general and separate accounts	38	74	30	53	14	-63.2%
Policyholder assessments	(1,124)	(1,130)	(1,129)	(1,137)	(1,104)	1.8%
Reinvested interest credited	365	368	375	365	356	-2.5%
Change in fair value of embedded derivative instruments
and other	61	26	38	(9)	(65)	NM
Balance as of end-of-period, gross	37,006	36,848	36,692	36,599	36,220	-2.1%
Account balances reinsured	(15,607)	(15,467)	(15,301)	(15,147)	(14,965)	4.1%
Balance as of end-of-period, net	$21,399	$21,381	$21,391	$21,452	$21,255	-0.7%

Separate Account
Balance as of beginning-of-period	$25,150	$27,007	$27,381	$28,921	$28,841	14.7%
Gross deposits	358	337	363	425	353	-1.4%
Withdrawals and deaths	(103)	(90)	(155)	(130)	(204)	-98.1%
Net flows	255	247	208	295	149	-41.6%
Transfers between general and separate accounts	(37)	(76)	(30)	(53)	(14)	62.2%
Policyholder assessments	(246)	(247)	(248)	(253)	(246)	0.0%
Change in market value and reinvestment	1,885	450	1,610	(69)	(624)	NM
Balance as of end-of-period, gross	27,007	27,381	28,921	28,841	28,106	4.1%
Account balances reinsured	(5,338)	(5,371)	(5,593)	(5,521)	(5,354)	-0.3%
Balance as of end-of-period, net	$21,669	$22,010	$23,328	$23,320	$22,752	5.0%

Total
Balance as of beginning-of-period	$62,330	$64,013	$64,229	$65,613	$65,440	5.0%
Gross deposits	1,208	1,230	1,262	1,402	1,218	0.8%
Withdrawals and deaths	(467)	(479)	(524)	(472)	(649)	-39.0%
Net flows	741	751	738	930	569	-23.2%
Transfers between general and separate accounts	1	(2)	—	—	—	-100.0%
Policyholder assessments	(1,370)	(1,377)	(1,377)	(1,390)	(1,350)	1.5%
Change in market value and reinvestment	2,250	818	1,985	296	(268)	NM
Change in fair value of embedded derivative instruments
and other	61	26	38	(9)	(65)	NM
Balance as of end-of-period, gross	64,013	64,229	65,613	65,440	64,326	0.5%
Account balances reinsured	(20,945)	(20,838)	(20,894)	(20,668)	(20,319)	3.0%
Balance as of end-of-period, net	$43,068	$43,391	$44,719	$44,772	$44,007	2.2%

Lincoln Financial
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
General Account
Balance as of beginning-of-period	$23,784	$23,586	$23,598	$23,727	$23,619	-0.7%
Gross deposits	790	846	944	826	811	2.7%
Withdrawals	(1,203)	(1,072)	(1,095)	(1,125)	(1,330)	-10.6%
Net flows	(413)	(226)	(151)	(299)	(519)	-25.7%
Transfers between fixed and variable accounts	50	69	110	22	211	NM
Policyholder assessments	(3)	(3)	(4)	(4)	(4)	-33.3%
Reinvested interest credited	168	172	174	173	172	2.4%
Balance as of end-of-period	$23,586	$23,598	$23,727	$23,619	$23,479	-0.5%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$77,201	$83,226	$84,274	$90,069	$88,962	15.2%
Gross deposits	3,012	2,436	3,236	2,647	3,304	9.7%
Withdrawals	(2,208)	(2,407)	(2,434)	(3,080)	(4,969)	NM
Net flows	804	29	802	(433)	(1,665)	NM
Transfers between fixed and variable accounts	(34)	(69)	(106)	(19)	(200)	NM
Policyholder assessments	(64)	(66)	(70)	(72)	(69)	-7.8%
Change in market value and reinvestment	5,319	1,154	5,169	(583)	(1,274)	NM
Balance as of end-of-period	$83,226	$84,274	$90,069	$88,962	$85,754	3.0%

Total
Balance as of beginning-of-period	$100,985	$106,812	$107,872	$113,796	$112,581	11.5%
Gross deposits	3,802	3,282	4,180	3,473	4,115	8.2%
Withdrawals	(3,411)	(3,479)	(3,529)	(4,205)	(6,299)	-84.7%
Net flows	391	(197)	651	(732)	(2,184)	NM
Transfers between fixed and variable accounts	16	—	4	3	11	-31.3%
Policyholder assessments	(67)	(69)	(74)	(76)	(73)	-9.0%
Change in market value and reinvestment	5,487	1,326	5,343	(410)	(1,102)	NM
Balance as of end-of-period	$106,812	$107,872	$113,796	$112,581	$109,233	2.3%

Lincoln Financial
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 03/31/24		As of 12/31/24		As of 03/31/25
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld
Investments and Allowance for Credit Losses, at Amortized Cost (1)
Industry corporate bonds:
Financial services	$12,695	14.9%	$12,728	14.6%	$12,804	14.6%
Basic industry	2,870	3.4%	2,840	3.3%	2,822	3.2%
Capital goods	5,364	6.3%	5,490	6.3%	5,454	6.2%
Communications	2,827	3.3%	2,798	3.2%	2,800	3.2%
Consumer cyclical	5,240	6.1%	5,408	6.2%	5,317	6.1%
Consumer non-cyclical	12,613	14.8%	12,485	14.4%	12,571	14.4%
Energy	2,569	3.0%	2,472	2.8%	2,488	2.8%
Technology	4,124	4.8%	3,882	4.5%	3,993	4.5%
Transportation	3,092	3.6%	3,124	3.6%	3,130	3.6%
Industrial other	2,068	2.4%	2,183	2.5%	2,214	2.5%
Utilities	11,099	13.0%	11,194	12.9%	11,240	12.8%
Government-related entities	1,204	1.4%	1,170	1.3%	1,145	1.3%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,468	1.7%	1,608	1.8%	1,653	1.9%
Non-agency backed	318	0.3%	328	0.4%	323	0.4%
Commercial mortgage-backed securities ("CMBS")	1,557	1.8%	1,724	2.0%	1,868	2.1%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	8,163	9.5%	8,189	9.4%	7,888	9.0%
Other ABS	4,444	5.2%	5,864	6.7%	6,437	7.3%
Municipals	2,777	3.2%	2,647	3.0%	2,591	2.9%
United States and foreign government	724	1.0%	711	0.8%	849	0.9%
Hybrid & redeemable preferred securities	226	0.3%	235	0.3%	253	0.3%
Total fixed maturity AFS securities, net of modified coinsurance and funds withheld
investments and allowance for credit losses, at amortized cost	85,442	100.0%	87,080	100.0%	87,840	100.0%

Trading Securities, Net of Modified Coinsurance and Funds Withheld Investments	540		511		507
Equity Securities, Net of Modified Coinsurance and Funds Withheld Investments	277		264		322
Total fixed maturity AFS, trading and equity securities, net of modified coinsurance and funds
withheld investments and allowance for credit losses, at amortized cost	86,259		87,855		88,669
Modified coinsurance and funds withheld investments	13,988		11,992		11,587
Total fixed maturity AFS, trading and equity securities	$100,247		$99,847		$100,256

(1) Net investment income and net gains (losses) related to assets held by us to support certain modified coinsurance and funds withheld agreements are included in periodic payments to or from the reinsurers, resulting in the economic benefits of these assets flowing to the reinsurers. Accordingly, these assets have been excluded from summaries provided on page 24 and page 25 as we have a limited economic interest in the assets.

Lincoln Financial
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 03/31/24		As of 12/31/24		As of 03/31/25
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld Investments
and Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$50,246	58.5%	$51,922	59.6%	$52,563	59.9%
NAIC 2 (BBB)	32,866	38.3%	32,198	37.0%	32,404	36.9%
Total investment grade	83,112	96.8%	84,120	96.6%	84,967	96.8%

NAIC 3 (BB)	1,028	1.2%	907	1.1%	830	0.9%
NAIC 4 (B)	1,667	1.9%	1,857	2.1%	1,877	2.1%
NAIC 5 (CCC and lower)	67	0.1%	109	0.1%	92	0.1%
NAIC 6 (in or near default)	3	0.0%	87	0.1%	74	0.1%
Total below investment grade	2,765	3.2%	2,960	3.4%	2,873	3.2%
Total	$85,877	100.0%	$87,080	100.0%	$87,840	100.0%

Commercial Mortgage Loans, Net of Modified Coinsurance and Funds Withheld Investments,
at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,559	79.1%	$13,450	77.2%	$13,362	76.8%
CM2 (BBB)	3,538	20.6%	3,873	22.2%	3,979	22.8%
CM3-7 (BB and lower) (3)	43	0.3%	99	0.6%	77	0.4%
Total	$17,140	100.0%	$17,422	100.0%	$17,418	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, Net of Modified
Coinsurance and Funds Withheld Investments, at Amortized Cost (1)(2)
AAA-A	$63,805	61.9%	$65,372	62.6%	$65,925	62.6%
BBB	36,404	35.3%	36,071	34.5%	36,383	34.6%
BB and lower	2,808	2.8%	3,059	2.9%	2,950	2.8%
Total	$103,017	100.0%	$104,502	100.0%	$105,258	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.
(3) Includes mortgage fund limited partnerships classified as CM3 that are included in "Other Investments" on the Consolidated Balance Sheets.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Net Income
Net income (loss) available to common stockholders – diluted	$1,191	$884	$(562)	$1,675	$(756)	NM
Less:
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)	0.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	3	—	—	—	—	-100.0%
Net income (loss)	1,222	895	(528)	1,686	(722)	NM
Less:
Net annuity product features, pre-tax	1,450	252	(381)	1,187	(1,092)	NM
Net life insurance product features, pre-tax	(130)	4	(125)	46	42	132.3%
Credit loss-related adjustments, pre-tax	(1)	(34)	(88)	(28)	(28)	NM
Investment gains (losses), pre-tax	(81)	(230)	(105)	(67)	(103)	-27.2%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax (1)	194	201	(446)	587	(90)	NM
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses, pre-tax (2)	—	584	(2)	—	—	NM
Other items, pre-tax (3)(4)(5)(6)	(186)	(33)	(19)	(32)	(35)	81.2%
Income tax benefit (expense) related to the above pre-tax items	(268)	(184)	246	(350)	270	200.7%
Total adjustments	978	560	(920)	1,343	(1,036)	NM
Adjusted income (loss) from operations	244	335	392	343	314	28.7%
Add:
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)	0.0%
Adjusted income (loss) from operations available
to common stockholders	$210	$324	$358	$332	$280	33.3%

(1)	Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(2)	Relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.
(3)	For the first quarter of 2024, includes certain legal accruals of $(114) million primarily related to the settlement of cost of insurance litigation; for the fourth quarter of 2024, includes certain legal accruals of $(15) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries.
(4)	Includes severance expense related to initiatives to realign the workforce of $(49) million, $(7) million, $(16) million, $(2) million and $(6) million in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively.
(5)	Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(10) million, $(27) million, $(2) million, $(1) million and $(20) million in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively.
(6)	Includes deferred compensation mark-to-market adjustment of $(13) million, $1 million, $(1) million, $(2) million and $(9) million in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Revenues
Total revenues	$4,116	$5,153	$4,111	$5,063	$4,691	14.0%
Less:
Revenue adjustments from annuity
and life insurance product features	(580)	105	149	(57)	227	139.1%
Credit loss-related adjustments	(1)	(34)	(88)	(28)	(28)	NM
Investment gains (losses)	(81)	(230)	(105)	(67)	(103)	-27.2%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans (1)	194	201	(446)	587	(90)	NM
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses (2)	—	584	(2)	—	—	NM
Adjusted operating revenues	$4,584	$4,527	$4,603	$4,628	$4,685	2.2%

(1) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(2) Relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended

Earnings (Loss) Per Common Share – Diluted	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Net income (loss)	$6.93	$5.11	$(3.29)	$9.63	$(4.41)	NM
Less:
Net annuity product features, pre-tax	8.43	1.46	(2.23)	6.83	(6.36)	NM
Net life insurance product features, pre-tax	(0.75)	0.02	(0.73)	0.27	0.25	133.3%
Credit loss-related adjustments, pre-tax	—	(0.20)	(0.53)	(0.16)	(0.17)	NM
Investment gains (losses), pre-tax	(0.47)	(1.33)	(0.61)	(0.38)	(0.60)	-27.7%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax	1.13	1.16	(2.61)	3.37	(0.53)	NM
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses, pre-tax	—	3.38	(0.01)	—	—	NM
Other items, pre-tax (1)(2)(3)(4)	(1.08)	(0.19)	(0.11)	(0.19)	(0.20)	81.5%
Income tax benefit (expense) related
to the above pre-tax items	(1.55)	(1.06)	1.44	(2.02)	1.57	201.3%
Adjustment attributable to using different average
diluted shares for adjusted income (loss) from
operations as compared to net income (loss) (5)	—	—	0.04	—	0.03	NM
Adjusted income (loss) from operations	$1.22	$1.87	$2.06	$1.91	$1.60	31.1%

(1)	For the first quarter of 2024, includes certain legal accruals of $(0.65) primarily related to the settlement of cost of insurance litigation; for the fourth quarter of 2024, includes certain legal accruals of $(0.09) and regulatory accruals of $(0.07) related to estimated state guaranty fund assessments net of estimated state premium tax recoveries.
(2)	Includes severance expense related to initiatives to realign the workforce of $(0.29), $(0.04), $(0.09), $(0.01) and $(0.03) in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively.
(3)	Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(0.06), $(0.15), $(0.01), $(0.01) and $(0.12) in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively.
(4)	Includes deferred compensation mark-to-market adjustment of $(0.08), $(0.01), $(0.01) and $(0.05) in the first quarter of 2024, third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively.
(5)	In periods where net loss or adjusted loss from operations is presented, basic shares are used in the diluted EPS and adjusted diluted EPS calculations, as the use of diluted shares would result in a lower loss per share. Due to reporting adjusted income (loss) from operations per common share on a different share basis than net income (loss)
per common share, we have included an adjustment to reconcile the two metrics.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended

	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	Change
Stockholders’ Equity, End-of-Period
Stockholders’ equity	$7,546	$7,949	$9,013	$8,269	$8,193	8.6%
Less:
Preferred stock	986	986	986	986	986	0.0%
AOCI	(3,951)	(4,369)	(2,682)	(5,036)	(4,306)	-9.0%
Stockholders’ equity, excluding AOCI and preferred stock	10,511	11,332	10,709	12,319	11,513	9.5%
MRB-related impacts	2,575	2,673	2,147	3,165	2,133	-17.2%
GLB and GDB hedge instruments gains (losses)	(2,675)	(2,770)	(2,763)	(3,062)	(2,993)	-11.9%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(476)	(269)	(642)	(151)	(196)	58.8%
Adjusted stockholders’ equity	$11,087	$11,698	$11,967	$12,367	$12,569	13.4%

Stockholders’ Equity, Average
Stockholders’ equity	$7,219	$7,747	$8,481	$8,641	$8,231	14.0%
Less:
Preferred stock	986	986	986	986	986	0.0%
AOCI	(3,714)	(4,160)	(3,526)	(3,860)	(4,671)	-25.8%
Stockholders’ equity, excluding AOCI and preferred stock	9,947	10,921	11,021	11,515	11,916	19.8%
MRB-related impacts	1,829	2,624	2,410	2,656	2,649	44.8%
GLB and GDB hedge instruments gains (losses)	(2,380)	(2,723)	(2,767)	(2,913)	(3,027)	-27.2%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(557)	(372)	(455)	(396)	(173)	68.9%
Adjusted average stockholders' equity	$11,055	$11,392	$11,833	$12,168	$12,467	12.8%

Book Value Per Common Share
Book value per share	$38.46	$40.78	$46.97	$42.60	$41.96	9.1%
Less:
AOCI	(23.17)	(25.59)	(15.70)	(29.46)	(25.08)	-8.2%
Book value per share, excluding AOCI	61.63	66.37	62.67	72.06	67.04	8.8%
Less:
MRB-related gains (losses)	15.10	15.66	12.56	18.51	12.42	-17.7%
GLB and GDB hedge instruments gains (losses)	(15.69)	(16.22)	(16.17)	(17.91)	(17.43)	-11.1%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(2.79)	(1.58)	(3.76)	(0.88)	(1.14)	59.1%
Adjusted book value per share	$65.01	$68.51	$70.04	$72.34	$73.19	12.6%